UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 1, 2006
                                                         -----------------

                              PAB BANKSHARES, INC.
             (Exact Name of Registrant as Specified in its Charter)


        Georgia                       1-11823                   58-1473302
(State of Incorporation)        (Commission File Number)      (IRS Employer
                                                            Identification No.)


                3250 North Valdosta Road, Valdosta, Georgia 31602
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (229) 241-2775
                                                            -------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 1, 2006 PAB Bankshares, Inc. (the "Registrant") issued a news release announcing its financial results for the fourth quarter and full-year ended December 31, 2005. The news release, including financial schedules, is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.

On February 2, 2006, at 10:00 a.m. Eastern time, the Registrant will hold an investor call and webcast to discuss its financial results for the fourth quarter and full-year ended December 31, 2005. Instructions as to how to access the call and webcast are contained in the news release attached as hereto
Exhibit 99.1. All information in the news release speaks as of the news release date and the Registrant does not assume any obligation to correct or update said information in the future.

The information set forth above, including the exhibit attached hereto, is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition". Consequently, it is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

     99.1 News Release dated February 1, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PAB BANKSHARES, INC.
                                                 --------------------
                                                      (Registrant)

Date:    February 1, 2006                         /s/ Donald J. Torbert, Jr.
         ----------------                         --------------------------
                                                          (Signature) Donald J.
                                                  Torbert, Jr., Executive Vice
                                                  President and Chief Financial
                                                  Officer


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EXHIBIT INDEX
-------------


     Number           Description
     ------           -----------

       99.1           News Release dated February 1, 2006.